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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): APRIL 7, 2005

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                                  CATUITY INC.
             (Exact name of registrant as specified in its charter)


                DELAWARE                       000-30045                  38-3518829
      (State or other jurisdiction     (Commission File Number)          (IRS Employer
            of incorporation)                                         Identification No.)

         2711 E. JEFFERSON AVE.
         DETROIT, MICHIGAN 48207                                         (313)-567-4348
          (Address of principal                                 (Registrant's telephone number,
           executive offices)                                        including area code)


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

( ) Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

( ) Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

( ) Pre-commencement communications pursuant to Rule 14d-2(b), under the Exchange Act (17 CFR 240.14d-2(b))

( ) Pre-commencement communications pursuant to Rule 13e-4(c), under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR
STANDARD

On April 4, 2005, the Nasdaq staff (the "Staff") notified Catuity Inc. (the "Company") that it had determined that, for the period ended December 31, 2004 the Company was out of compliance with Nasdaq Marketplace Rule 4310(c)(2)(B) (the "Nasdaq Rule") for continuous listing on the Nasdaq SmallCap Market. The Nasdaq Rule requires Nasdaq SmallCap Market companies to maintain a minimum of $2,500,000 in stockholders' equity, or $35,000,000 market value of listed securities, or $500,000 of net income from continuing operations for the most recently completed fiscal year or two of the three most recently completed fiscal years in order to maintain the listing of their securities on the Nasdaq SmallCap Market. The Staff intends to review the Company's eligibility for continued listing and has requested the Company provide a specific plan by April 19, 2005, demonstrating the Company's ability to achieve and sustain compliance with all of the Nasdaq SmallCap Market continuous listing requirements.

Catuity is in compliance with all of Nasdaq's seven continuous listing requirements except the requirement to maintain either $2,500,000 in stockholders' equity, or $35,000,000 market value of listed securities, or have $500,000 of net income in 2004 or in two of its past three fiscal years.

Catuity intends to submit a definitive plan on or before April 19, 2005 that will demonstrate the Company will both initially achieve, and subsequently sustain, at least $2,500,000 in stockholders' equity to regain compliance and will continue to sustain compliance with each of the other Nasdaq SmallCap Market continuous listing requirements. On March 17, 2005, the Company announced that it had signed an agreement to purchase all of the outstanding shares of Loyalty Magic Pty. Ltd., an Australian company located in Melbourne for A$5.5 million ($4.35 million USD based on the foreign exchange rate in effect on the day before the announcement of the agreement). Catuity is currently preparing a proxy statement to seek shareholder approval for the acquisition and to issue shares of the Company's stock in order to complete the acquisition. Completion of the acquisition and the related issuance of stock will achieve and sustain its stockholders' equity at a level above the $2,500,000 Nasdaq SmallCap Market requirement for continuous listing.

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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             CATUITY INC.
                                             (Registrant)


                                          By /s/ John H. Lowry
                                             -----------------------------------
                                             John H. Lowry
                                             Senior Vice President,
                                             Chief Financial Officer & Secretary


Date:  April 7, 2005

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